EXHIBIT 99.2


                           JOINT FILING AGREEMENT

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

                  This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.


Dated:  November 7, 2006

                                        NEW MOUNTAIN VANTAGE GP, L.L.C.

                                        By: /s/ Steven B. Klinsky
                                           -------------------------------------
                                             Steven B. Klinsky
                                             Managing Member


                                        NEW MOUNTAIN VANTAGE, L.P.

                                        By:  New Mountain Vantage GP, L.L.C.,
                                             its general partner

                                        By: /s/ Steven B. Klinsky
                                           -------------------------------------
                                             Steven B. Klinsky
                                             Managing Member


                                        NEW MOUNTAIN VANTAGE (CALIFORNIA), L.P.

                                        By:  New Mountain Vantage GP, L.L.C.,
                                             its general partner

                                        By: /s/ Steven B. Klinsky
                                           -------------------------------------
                                             Steven B. Klinsky
                                             Managing Member


                                        NEW MOUNTAIN VANTAGE (TEXAS), L.P.

                                        By:  New Mountain Vantage GP, L.L.C.,
                                             its general partner

                                        By: /s/ Steven B. Klinsky
                                           -------------------------------------
                                             Steven B. Klinsky
                                             Managing Member


                                        NEW MOUNTAIN VANTAGE ADVISERS, L.L.C.

                                        By: /s/ Steven B. Klinsky
                                           -------------------------------------
                                             Steven B. Klinsky
                                             Managing Member


                                        NEW MOUNTAIN VANTAGE (CAYMAN) LTD.

                                        By: /s/ Steven B. Klinsky
                                           -------------------------------------
                                             Steven B. Klinsky
                                             Director


                                        NEW MOUNTAIN VANTAGE HOLDCO LTD.

                                        By: /s/ Steven B. Klinsky
                                           -------------------------------------
                                             Steven B. Klinsky
                                             Director

                                         /s/ Steven B. Klinsky
                                        ----------------------------------------
                                         Steven B. Klinsky